UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 28, 2016
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 28, 2016, Enterprise Financial Services Corp issued a press release announcing financial information for the quarter ended June 30, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release and the information included in this Item 2.02 shall not be deemed “filed” with the Commission.

On July 28, 2016, at 2:30 p.m. Central time, Enterprise Financial Services Corp intends to hold a webcast to present information on its results of operations for the quarter ended June 30, 2016. The slide presentation which will accompany the webcast is furnished in this report, pursuant to this Item 2.02, as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)     Not applicable.
(b)     Not applicable.
(c)     Not applicable.
(d)     Exhibits.

Exhibit
Number    Description

99.1	Press Release dated July 28, 2016

99.2	Slide Presentation for Enterprise Financial Services Corp webcast to be conducted July 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	July 28, 2016	By:	/s/ Mark G. Ponder
Mark G. Ponder
Senior Vice President and Controller